Exhibit 14



                        CONSENT OF INDEPENDENT AUDITORS

The Trustees and Shareholders
Mentor Funds:

We consent to the use of our reports dated November 12, 1997, incorporated herein by reference in this Registration Statement on Form N-14 (File No. 811-5159).



                                                /s/ KPMG PEAT MARWICK  LLP


Boston, Massachusetts
May 15, 1998